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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2004

                                 VitalWorks Inc.
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             (Exact name of registrant as specified in its charter)

             Delaware                   000-25311              59-2248411
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  (State or other jurisdiction of      (Commission            (IRS Employer
          incorporation)              File Number)         Identification No.)


     239 Ethan Allen Highway, Ridgefield, CT                     06877
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    (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: 203-894-1300

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 2, 2004, VitalWorks Inc. announced its financial results for its third quarter ended September 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

      99.1 Press Release entitled "VitalWorks Reports Third-Quarter Results", issued by VitalWorks on November 2, 2004.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VITALWORKS INC.

                                         By:   /s/ Stephen Hicks
                                               ----------------------------
                                               Name:    Stephen Hicks
                                               Title:   Vice President and
                                                        General Counsel


Date: November 3, 2004
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                                  EXHIBIT INDEX

Exhibit No.   Description
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
99.1          Press Release entitled "VitalWorks Reports Third-Quarter Results", issued by VitalWorks on November 2, 2004